UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 24, 2004

INFORMATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14371	06-1518007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2777 Summer Street, Suite 602, Stamford, CT	06905
(Address of principal executive offices)	(Zip Code)

(203) 961-9106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Information Holdings, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2004 to amend and restate Item 9.01 and Exhibit 99.1 in their entirety.  This Amendment No. 1 does not reflect any events occurring after the filing date of the original Current Report on Form 8-K or otherwise modify or update any of the information contained therein.

Item 9.01.    Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

          The following exhibit is part of this report:

Exhibit No.	Description

99.1	Copy of the Company’s press release, issued on November 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.
Date: November 29, 2004
By:	Vincent A. Chippari
	Name:	Executive Vice President and Chief
	Title:	Financial Officer

Exhibit No.	Description

99.1	Copy of the Company’s press release, issued on November 24, 2004.